SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Great Lakes Disciplined Equity Fund

Great Lakes Small Cap Opportunity Fund
(each a series of Northern Lights  Fund Trust)

November  __, 2012

Dear Shareholder:

A Special Meeting of Shareholders of the Great Lakes Disciplined Equity Fund and the Great Lakes Small Cap Opportunity Fund, each a series of Northern Lights Fund Trust (the “Funds”), will be held on December [7], 2012 at ____ a.m., Eastern time (“Special Meeting”).  The purpose of the Special Meeting is to seek your approval of a proposed reorganization of the Funds.  The Funds are currently organized as series of Northern Lights Fund Trust, a registered investment company with its principal offices at 450 Wireless Boulevard, Hauppauge, New York 11788.  After completion of the proposed tax-free reorganizations, the Funds would be organized as series of Managed Portfolio Series, a registered investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The proposed reorganizations will not result in a change in the investment advisers to the Funds or any material changes to the Funds’ investment objectives, strategies and risks.  The Funds’ investment limitations will remain substantially similar.  This package contains a Proxy Statement, other information regarding the proposal and the materials for you to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.  The proposal has been carefully reviewed by the Board of Trustees, a majority of whom are considered unaffiliated with the Funds, Great Lakes Advisors, LLC (the Funds’ investment adviser) and Advanced Investment Partners, LLC (the sub-adviser of the Great Lakes Disciplined Equity Fund).  We recommend that you vote FOR the proposal.

The questions and answers on the next few pages are provided to assist you in understanding the proposal.  The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call the Funds at 877.942.8434.  Thank you for your participation in this important initiative.

Sincerely,

Thomas R. Kiley

Chief Executive Officer

Important information to help you understand and vote on the proposal

Q & A: QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of the Great Lakes Disciplined Equity Fund and/or the Great Lakes Small Cap Opportunity Fund (each a “Target Fund” and collectively, the “Target Funds”) that requires your vote.  The chart below shows how the Funds will be organized as a result of the proposed reorganizations.

Northern Lights Fund Trust (Target Fund) (Class)	Proposed to be Reorganized into	Managed Portfolio Series (Acquiring Fund) (Class)
Great Lakes Disciplined Equity Fund Class A Shares (WHLAX) Class I Shares (WHLIX) Class Y Shares (WHLYX)	è	Great Lakes Disciplined Equity Fund (new) Investor Class Shares (GLDEX) Institutional Class Shares (GLDNX) Institutional Class Shares (GLDNX)
Great Lakes Small Cap Opportunity Fund Class A Shares (WHSAX) Class I Shares (WHSIX)	è	Great Lakes Small Cap Opportunity Fund (new) Investor Class Shares (GLSCX) Institutional Class Shares (GLSIX)

Q.	What is this document and why are we sending it to you?
A.

The attached document is a proxy statement (“Proxy Statement”) and is being provided to you by the Target Funds in connection with the solicitation of proxies to vote on the proposed reorganization of each Target Fund (each a “Reorganization” and collectively, the “Reorganizations”) at the special meeting of shareholders (“Special Meeting”).  The Proxy Statement contains the information that shareholders of the Target Funds should know before voting on the Reorganizations.

Q.	What will happen to the Target Funds?
A.

Subject to the approval of shareholders as described below, each Target Fund will be reorganized into a corresponding, newly created, series of Managed Portfolio Series (each an “Acquiring Fund” and collectively, the “Acquiring Funds”).  All of the assets and liabilities of each Target Fund will be transferred to and assumed by the corresponding Acquiring Fund, and you, as a shareholder of a Target Fund, will receive shares of the corresponding Acquiring Fund having equivalent value to your shares of the Target Fund on the date of their Reorganization.  Subsequently, each Target Fund will be liquidated and terminated.  Each Reorganization requires approval by the participating Target Fund’s shareholders.  The Adviser and its affiliates have the authority to vote on the Proposal on behalf of certain shareholders of record of each Target Fund.  The Adviser and its affiliates intend to vote such proxies FOR the proposal.

The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization.

Q.	Why are the Target Funds reorganizing into the Acquiring Funds?
A.

The Target Funds currently operate as series of Northern Lights Fund Trust (the “Trust”).  As series of the Trust, the Target Funds retain various service providers that provide an array of services to all series of the Trust.  These services include administration, accounting, transfer agency, distribution, custody and compliance (“Third Party Service Arrangements”).  Great Lakes Advisors, LLC (“Great Lakes”), the investment adviser to the Target Funds, has determined that the Target Funds could benefit from the services currently provided to series of Managed Portfolio Series (“MPS”) and, therefore, has recommended that the Target Funds be reconstituted as series of MPS.

Currently, Third Party Service Arrangements are provided to the Target Funds by Gemini Fund Services, LLC (administration, fund accounting and transfer agency), Northern Lights Distributors, LLC (distribution) and Northern Lights Compliance Services, LLC (compliance).  First National Bank of Omaha (custody) provides custodian services to the Target Funds.

Third Party Service Arrangements are provided to MPS by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC (both affiliates of USBFS).  It is proposed that USBFS will provide administration, fund accounting, transfer agency and compliance services to the Acquiring Funds; that Quasar Distributors, LLC will provide distribution services to the Acquiring Funds; and that U.S. Bank National Association will provide custodian services to the Acquiring Funds.  USBFS and its affiliates have been providing services to mutual funds since 1969, and USBFS currently services over 250 mutual fund complexes.  Great Lakes believes that shareholders will benefit from partnering with third-party service providers who have certain resources and provide certain services that may not be available from the Target Funds’ current service providers.  Great Lakes has represented that, for a period of at least two years after the Reorganizations, the total cost for these services as provided to the Target Funds, will be at an equal or lower total cost under the MPS platform than under the Trust’s platform.

Q.	What should I know about the Acquiring Funds?
A.

Great Lakes will continue to be the investment adviser to the Acquiring Funds. Similarly, Advanced Investment Partner, LLC (the “Sub-Adviser”) will continue to be the sub-adviser to the Acquiring Disciplined Equity Fund.  Each Acquiring Fund will have substantially similar investment objectives, strategies and risks as the corresponding Target Fund.  The investment limitations adopted by the Acquiring Funds may differ from those of their corresponding Target Funds.  In most cases, the differences between a Target Fund’s and the corresponding Acquiring Fund’s fundamental investment limitations are intended to harmonize the fundamental limitations amongst all of the funds managed by Great Lakes.  In other cases, in attempts to achieve that harmony, the Acquiring Funds have adopted investment limitations that are either more or less restrictive than the investment limitations of the corresponding Target Funds; however, Great Lakes has represented that the changes will have no impact on the management of the Acquiring Funds.  The differences in the investment restrictions between the Target Funds and the Acquiring Funds are set forth under “” on page __ of the Proxy Statement.

Great Lakes has represented that each Acquiring Fund will have the same or lower gross and net annual operating expenses as the corresponding Target Fund upon their Reorganization and, therefore, the costs of investing in each Acquiring Fund are expected to be the same or potentially reduced.

The primary changes that will occur if the proposal is approved will be (1) the service providers who provide Third Party Service Arrangements (i.e., administrative, transfer agency, distribution, compliance, custody and other general support services) to the Acquiring Funds will be different from the service providers to the Target Funds; (2) the total cost of the Third Party Service Arrangements for the Acquiring Funds will be equal to or lower than those of the Target Funds on a net and gross basis for a period of at least two years; (3) the Acquiring Funds may have different fundamental and non-fundamental investment limitations than the Target Funds, as explained above; and (4) the Acquiring Funds will have a different Board of Trustees than the Target Funds.  You will receive Acquiring Fund shares equal in value as of the Reorganizations’ closing date to shares of the corresponding Target Fund you hold as of such date.  The Reorganizations are expected to be tax-free to each Target Fund and its shareholders.

Q.	What happens if a Reorganization is not approved?
A.

The consummation of a single Reorganization is not contingent on the consummation of both Reorganizations.  Thus, if one Target Fund’s shareholders do not approve the Reorganization involving that Fund, that Reorganization will not be consummated, and that Target Fund would continue its operations in its current structure beyond the date of the proposed Reorganization.  The Reorganization of the other Target Fund would not be affected.

Q.	Will I be able to purchase and redeem shares and receive distributions the same way?
A.	The Reorganizations will not affect your right to purchase and redeem shares and to receive distributions, although a different service provider will process these transactions.
Q.	What action has the Board taken?
A.

After careful consideration, the Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust or of MPS, approved the proposed Reorganizations and authorized the solicitation by the Target Funds of proxies voting FOR the Reorganizations.

Q.	Who bears the expenses associated with the Reorganizations?
A.

The expenses associated with the proposed Reorganizations will be borne by Great Lakes.  The expenses include costs relating to preparation, printing and distribution of the Proxy Statement and the registration statement, legal fees and accounting fees  with respect to the Reorganization and Proxy Statement and expenses of holding the Special Meeting and soliciting shareholder votes.  The Target Funds will not incur any expenses in connection with the Reorganizations.

Q.	Who is [INSERT PROXY VENDOR]?
A.

The [Proxy Vendor] is a third party proxy vendor that Great Lakes has engaged to record proxy votes.  In order to hold the Special Meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help to prevent the need to call you to solicit your vote.

Q.	Who is eligible to vote?
A.

Shareholders of record of each Target Fund as of the close of business on November __, 2012 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal affecting their Target Fund presented at the Special Meeting.

Q.	I am a small investor. Why should I bother to vote?
A.

Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposed Reorganizations can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to participate, including small investors.  If other shareholders like you do not vote, the Target Funds may not receive enough votes to go forward with the Special Meeting.  If this happens, the Reorganizations would be delayed, and we may need to solicit votes again, which increases costs.

Q.	How do I place my vote and whom do I call for more information?
A.

You may vote your shares by any of the following methods: (1) call the telephone number provided on the enclosed proxy card; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on December [7]__, 2012 and vote in person.  Please refer to your proxy card for further instructions on how to vote.

The following pages give you additional information about the Reorganizations and the proposal on which you are being asked to vote.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

Great Lakes Funds, Northern Lights Fund Trust

c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130

1

Q&A

Table of Contents

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS		1
PROXY STATEMENT		1
A.	OVERVIEW	3
B.	REASONS FOR THE REORGANIZATIONS	4
C.	BOARD CONSIDERATIONS	4
D.	COMPARISON OF THE OBJECTIVES, STRATEGIES AND RISKS OF THE FUNDS	5
E.	COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS	15
F.	COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES	20
G.	PERFORMANCE INFORMATION	23
H.	COMPARISON OF SHAREHOLDER SERVICES	25
I.	COMPARISON OF VALUATION PROCEDURES	26
J.	MANAGEMENT	27
K.	CAPITALIZATION	28
L.	SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	29
M.	FEDERAL INCOME TAX CONSEQUENCES	29
N.	CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS	30
O.	ADDITIONAL INFORMATION	33
P.	OTHER BUSINESS	34
Q.	SUBMISSION OF SHAREHOLDER PROPOSALS	34
R.	NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	34
S.	SOLICITATION OF SHAREHOLDER VOTE	34
T.	QUORUM AND REQUIRED VOTE FOR THE TARGET FUNDS	34
U.	HOUSEHOLDING	35

Great Lakes Disciplined Equity Fund

Great Lakes Small Cap Opportunity Fund
(each a series of Northern Lights Fund Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Special Meeting”) of the Great Lakes Disciplined Equity Fund and the Great Lakes Small Cap Opportunity Fund (each a “Target Fund” and collectively, the “Target Funds”), each a series of Northern Lights Fund Trust, will be held at the offices of [Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, on ____day, December [7], 2012, at ______a.m., Eastern time.]

At the Special Meeting, shareholders of the Target Funds will be asked to vote separately on the following proposal as it relates to that Target Fund:

Proposal 1:

Approval of an Agreement and Plan of Reorganization under which all of the assets of each Target Fund will be transferred to a corresponding series of Managed Portfolio Series (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) in exchange solely for (1) Acquiring Fund shares equivalent in value to the outstanding shares of the Target Fund, as indicated below, and (2) each Acquiring Fund’s assumption of the corresponding Target Fund’s liabilities.

Northern Lights Fund Trust (Target Fund) (Class)	Proposed to be Reorganized into	Managed Portfolio Series (Acquiring Fund) (Class)
Great Lakes Disciplined Equity Fund Class A Shares (WHLAX) Class I Shares (WHLIX) Class Y Shares (WHLYX)	è	Great Lakes Disciplined Equity Fund (new) Investor Class Shares (GLDEX) Institutional Class Shares (GLDNX) Institutional Class Shares (GLDNX)
Great Lakes Small Cap Opportunity Fund Class A Shares (WHSAX) Class I Shares (WHSIX)	è	Great Lakes Small Cap Opportunity Fund (new) Investor Class Shares (GLSCX) Institutional Class Shares (GLSIX)

Shareholders of the Funds may consider and vote upon such other business as may properly come before the Special Meeting or any adjournment(s).

The Northern Lights Fund Trust Board of Trustees has fixed the close of business on November __, 2012 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

James P. Ash, Esq.

Secretary

Northern Lights Fund Trust

October __, 2012

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Notice - 1

Notice of Special Meeting

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

GREAT LAKES DISCIPLINED EQUITY FUND

GREAT LAKES SMALL CAP OPPORTUNITY FUND
(each a series of Northern Lights Fund Trust)

To be held on December [7] __, 2012

This Proxy Statement is furnished in connection with a solicitation of proxies to be used at the special meeting of shareholders of the Great Lakes Disciplined Equity Fund and the Great Lakes Small Cap Opportunity Fund (each a “Target Fund” and collectively, the “Target Funds”), each a series of Northern Lights Fund Trust (the “Trust”), and at any adjournments thereof (the “Special Meeting”), to be held on ___day, December [7], 2012 at  __:____ a.m., Eastern time, at the offices of [Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.]

Proposal 1:

Approval of an Agreement and Plan of Reorganization under which all of the assets of each Target Fund will be transferred to a corresponding series of Managed Portfolio Series (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) in exchange solely for (1) Acquiring Fund shares equivalent in value to the outstanding shares of the Target Fund, as indicated below, and (2) each Acquiring Fund’s assumption of the corresponding Target Fund’s liabilities.

Northern Lights Fund Trust (Target Fund) (Class)	Proposed to be Reorganized into	Managed Portfolio Series (Acquiring Fund) (Class)
Great Lakes Disciplined Equity Fund (the “Target Disciplined Equity Fund”) Class A Shares (WHLAX) Class I Shares (WHLIX) Class Y Shares (WHLYX)	è	Great Lakes Disciplined Equity Fund (new) (the “Acquiring Disciplined Equity Fund”) Investor Class Shares (GLDEX) Institutional Class Shares (GLDNX) Institutional Class Shares (GLDNX)
Great Lakes Small Cap Opportunity Fund (the “Target Small Cap Opportunity Fund”) Class A Shares (WHSAX) Class I Shares (WHSIX)	è	Great Lakes Small Cap Opportunity Fund (new) (the “Acquiring Small Cap Opportunity Fund”) Investor Class Shares (GLSCX) Institutional Class Shares (GLSIX)

Shareholders of each Target Fund may consider and vote upon such other business as may properly come before the Special Meeting or any adjournment(s).

Shareholders who execute proxies may revoke them at any time before they are voted.  Revocation may be accomplished either by writing to the Trust, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions, by mailing a proxy later dated to the Trust, or in person at the time and location of the Special Meeting.

Shareholders of record at the close of business on the record date established as November __, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are available at the website www.[       ].com and are being mailed to Shareholders on or about November __, 2012.

1

Proxy Statement

PROPOSAL – TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

A.

OVERVIEW

At a meeting held September 26, 2012, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), considered and unanimously approved a form of Agreement and Plan of Reorganization and Termination, a copy of the form of which is attached to this Proxy Statement as Appendix A (the “Plan of Reorganization”).  Under the Plan of Reorganization, each Target Fund, both of which are currently a series of the Trust, will assign all of its assets to a corresponding Acquiring Fund, each a newly organized series of Managed Portfolio Series (“MPS”) in exchange solely for (1) the number of Acquiring Fund shares equivalent in value to shares of the Target Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the Acquiring Fund’s assumption of the corresponding Target Fund’s liabilities, followed by a distribution of those shares to Target Fund shareholders so that each Target Fund shareholder will receive shares of the Acquiring Fund equivalent in value to the Target Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about December 14, 2012 (the “Closing Date”) (each series of such transactions involving a Target Fund and its corresponding Acquiring Fund is referred to as a “Reorganization”).  (Each Target Fund and Acquiring Fund is sometimes referred to as a “Fund.”)  Like the Trust, MPS is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).

If the Plan of Reorganization is approved by a Target Fund’s shareholders, they will become shareholders of the corresponding Acquiring Fund.  Each Acquiring Fund’s investment objective and principal investment strategies are substantially similar to those of the corresponding Target Fund.  In addition, the current investment adviser to the Target Funds, Great Lakes Advisors, LLC (“Great Lakes” or the “Adviser”), will continue to serve as the investment adviser to the Acquiring Funds.  Similarly, Advanced Investment Partners, LLC (“Advanced Investment Partners” or the “Sub-Adviser”), the sub-adviser to the Target Disciplined Equity Fund, will continue to be the sub-adviser to the corresponding Acquiring Disciplined Equity Fund.

However, there are some differences between the Funds.  The Acquiring Funds’ investment limitations differ from those of their corresponding Target Funds.  In most cases, the differences between a Target Fund’s and the corresponding Acquiring Fund’s fundamental investment limitations are intended to harmonize the fundamental limitations amongst all the funds managed by Great Lakes.  In other cases, in attempts to achieve that harmony, the Acquiring Funds have adopted investment limitations that are either more or less restrictive than the investment limitations of the corresponding Target Funds; however, Great Lakes has represented that the changes will have no impact on the management of the Acquiring Funds.  The differences in the investment restrictions between the Target Funds and the Acquiring Funds are set forth under “COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS” on page __ of this Proxy Statement.

The Acquiring Funds will employ a different administrator, transfer agent, custodian and distributor (“Third Party Service Arrangements”) than the administrator, transfer agent, custodian and distributor utilized by the Target Funds.  In addition, none of the members of the Board serve on the Board of Trustees of MPS.  Each Target Fund will be managed in the same manner and will have the same principal risks as the corresponding Acquiring Fund.  If approved, the Reorganizations are expected to take effect on or about December 14, 2012, although the date may be adjusted in accordance with the Plan of Reorganization.  The Reorganizations are expected to be tax-free to the Target Funds and their shareholders.

B.

REASONS FOR THE REORGANIZATIONS

The primary purpose of the Reorganizations is to move the Target Funds from the Northern Lights Fund Trust fund family to the MPS fund family.  The Adviser has determined that the Target Funds could benefit from the resources and services currently provided to series of MPS and, therefore, has recommended that the Target Funds be reconstituted as series of MPS.

Currently, Third Party Service Arrangements are provided to the Target Funds by Gemini Fund Services, LLC (administration, fund accounting and transfer agency), Northern Lights Distributors, LLC (distribution) and Northern Lights Compliance Services, LLC (compliance).  First National Bank of Omaha (custody) provides custodian services to the Target Funds.

Third Party Service Arrangements are provided to MPS by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC (both affiliates of USBFS).  It is proposed that USBFS will provide administration, fund accounting, transfer agency and compliance services to the Acquiring Funds; that Quasar Distributors, LLC will provide distribution services to the Acquiring Funds; and that U.S. Bank National Association will provide custodian services to the Acquiring Funds.  USBFS and its affiliates have been providing services to mutual funds since 1969, and USBFS currently services over 250 mutual fund complexes.  Great Lakes believes that shareholders will benefit from partnering with third-party service providers who have certain resources and provide certain services that may not be available from the Target Funds’ current service providers at a cost that is equal to or lower than the service provider fees that are currently paid by the Target Funds.  The Adviser has agreed to maintain the current cap on total operating expenses for each Acquiring Fund through at least December 31, 2014.

C.

BOARD CONSIDERATIONS

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, including all trustees who are not “interested persons” of the Trust or MPS under the 1940 Act, has determined that each Reorganization is in the best interests of the participating Target Fund and its shareholders and that the interests of existing shareholders of the Target Funds will not be diluted as a result of the Reorganization.

In approving the proposed Reorganizations, subject to shareholder approval, the Board reviewed the efforts of the Adviser in seeking to negotiate new service provider contracts for Third Party Service Arrangements for the Target Funds that would benefit fund shareholders with reduced costs and equal or better quality of service.  The Board reviewed a summary, prepared by Great Lakes and included in the board meeting materials, of the proposed Reorganizations and their respective benefits to the shareholders of the Funds.  The Board noted that the Adviser reviewed service proposals from various service providers, with a focus on, among other factors: (1) costs to each of the funds; (2) anticipated quality of service; (3) the experience, size, and financial strength of the service provider organization; (4) the service provider’s business continuity plans; (5) the service provider’s compliance program and its control environment; and (6) potential efficiencies in uniting all Adviser affiliated funds on one service platform.

The Board considered the following matters, among others, in approving the proposal:

The Terms and Conditions of the Reorganizations.  The Board reviewed and approved the terms of the Plan of Reorganization, noting that the Reorganizations would be submitted to the Target Funds’ shareholders for approval.  The Board discussed that the Adviser had recently launched two new funds, and considered the cost and other efficiencies that may be realized by the Adviser and the Funds by holding all Great Lakes funds in one trust.  The Trustees further discussed that the Adviser represented that the Reorganizations would allow the Great Lakes’ growing fund family to incur fees that are less than or equal to the current fees and that the Adviser would be providing the same level, or perhaps an enhanced level, of portfolio management services to the Funds and shareholders.  Finally, the Board discussed the favorable reputation and experience of the proposed third-party service providers.

No Dilution of Shareholder Interests and Continuity of Advisory Services.  The Board determined that the Reorganizations would not result in a dilution of shareholder interests.  Additionally, the Board discussed that Great Lakes will continue to serve as the investment adviser following the Reorganizations, and Advanced Investment Partners will continue as sub-adviser to the Acquiring Disciplined Equity Fund.

Expenses Relating to the Reorganizations, Assumption of Liabilities and Tax Consequences.  The Board determined that the Adviser will bear all costs associated with the Reorganizations, the Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing this Proxy Statement and the cost of copying, printing and mailing proxy materials.  The Board further discussed the fact that, under the Plan of Reorganization, each Acquiring Fund would assume all of the liabilities of the corresponding Target Fund, and that such liabilities would not remain with the Trust.  Finally, the Board considered that each Reorganization is expected to not result in taxable income or gain or other adverse federal tax consequences to shareholders.

Relative Expense Ratios and Continuation of Cap on Expenses.  The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the “COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES” section below on page __).  The Board noted that the Adviser has agreed to maintain the current cap on total operating expenses for each Acquiring Fund until at least December 31, 2014.  Thus, the total operating expense ratio for each Acquiring Fund (after waiver and/or reimbursement) is expected to be equal to or lower than that of the corresponding Target Fund.

Investment Objectives, Policies and Restrictions.  The Board reviewed the investment objectives, policies, and investment restrictions of both the Target Funds and the Acquiring Funds, discussed certain aspects of each, and concluded that the investment objectives and investment strategies of each Acquiring Fund are substantially similar to the investment objectives and strategies of the corresponding Target Fund.  The Board further discussed that some differences exist between the fundamental investment limitations of the Acquiring Funds and the fundamental investment limitations of the Target Funds, but also recognized that such differences are necessary to harmonize the investment limitations among all of the Great Lakes Funds.  The Board also discussed certain other differences, concluding that they were not material and are not expected to have an impact on the day-to-day management of the Acquiring Funds.

Based on the Adviser’s recommendation, the Board unanimously approved the Reorganizations and the Plan of Reorganization, subject to the solicitation of the shareholders of the Target Funds to vote “FOR” approval of the Plan of Reorganization and their approval thereof.

D.

COMPARISON OF THE OBJECTIVES, STRATEGIES AND RISKS OF THE FUNDS

The investment objectives, principal investment strategies and risks of each Target Fund and the corresponding Acquiring Fund are substantially similar.  Each Acquiring Fund is newly organized and will commence operation on the next business day after the Closing Date.  Each Fund’s investment objective, principal investment strategies and risks are discussed in more detail below.

The Funds’ Investment Objectives and Principal Investment Strategies

The investment objective and principal investment strategies of each Target Fund are substantially similar to that of the corresponding Acquiring Fund as further outlined in the tables below.

Great Lakes Disciplined Equity Fund Investment Objectives and Principal Investment Strategies
	Target Fund (series of Northern Lights Fund Trust)	Acquiring Fund (series of Managed Portfolio Series)
Investment Objective	The Fund seeks to provide total return that exceeds the total return of the S&P 500 Index over long-term cycles.	The Fund seeks to provide total return.
Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in the common stock of large-capitalization companies, although it is currently anticipated that the Fund normally will invest at least 95% of its net assets in these companies. The Fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the S&P 500 Index (ranging from $1.8 billion to $585.25 billion, with an average of $26.85 billion, as of March 31, 2012). The S&P 500 Index is an unmanaged index of 500 stocks chosen for market size, liquidity and industry group representation, with a focus on the large cap segment of the U.S. market.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities including common and preferred stocks and convertible securities.  Typically, the Fund invests at least 80% of its assets in common stocks issued by large-capitalization (“large cap”) companies, although it is currently anticipated that the Fund normally will invest at least 95% of its net assets in these companies.  The Fund considers a company to be a large cap company if it has a market capitalization, at the time of purchase, within the capitalization range of the S&P 500® Index.  The market capitalizations within the index vary, but as of June 30, 2012, they ranged from approximately $890 million to $546.08 billion.

Although the Fund may from time to time emphasize smaller or larger capitalization companies within the range of the S&P 500, as a result of the quantitative process discussed below, the Adviser and the Sub-Adviser anticipate that generally the Fund’s capitalization weightings will be similar to those of the S&P 500 Index. The Fund’s investments primarily include common stocks of U.S.-based companies that are listed on a U.S. stock exchange.

Although the Fund may from time to time emphasize smaller or larger capitalization companies within the range of the S&P 500®, as a result of the quantitative process discussed below, the Adviser and Sub-Adviser anticipate that generally the Fund’s weighted average market capitalization will be similar to that  of the S&P 500® Index. The Fund’s investments primarily include common stocks of U.S.-based companies that are listed on a U.S. stock exchange, although the Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies.

The Fund follows a “core” strategy in that it is intended not to exhibit a pronounced style bias towards either “growth” or “value.”  The Sub-Adviser’s proprietary quantitative process may tilt the Fund temporarily towards a particular style, but such tactical shifts are expected to even out over time. The Fund is actively managed using a proprietary quantitative process which projects a stock’s performance based upon a variety of factors, such as the stock’s growth or value traits, market capitalization, earnings volatility, earnings yield, financial leverage or currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given current economic conditions. The process then measures the relative sensitivity of each of the stocks in the Fund’s investable universe to the various factors and projects each stock’s performance based on this sensitivity. Stocks are selected for purchase or sale through a disciplined analysis intended to maximize the Fund’s overall projected return while maintaining risk levels (as measured by volatility) similar to that of the S&P 500 Index.

The Fund follows a “core” strategy in that it is intended not to exhibit a pronounced style bias towards either “growth” or “value.”  The Sub-Adviser’s proprietary quantitative process may tilt the Fund temporarily towards a particular style, but such tactical shifts are expected to even out over time.  The Fund is actively managed using a proprietary quantitative process which projects a stock’s performance based upon a variety of factors, such as the stock’s growth or value traits, market capitalization, earnings volatility, earnings yield, financial leverage or currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given current economic conditions, which may include volatility, gross domestic product (“GDP”), unemployment and inflation. The process then measures the relative sensitivity of each of the stocks in the Fund’s investable universe to the various factors and projects each stock’s performance based on this sensitivity. Stocks are selected for purchase or sale through a disciplined analysis intended to maximize the Fund’s overall projected return while maintaining risk levels (as measured by volatility) similar to that of the S&P 500® Index.

In addition to investing in common stocks within the S&P 500 Index, the Fund may invest in exchange traded funds (“ETF’s”) in order to reduce cash balances in the Fund and increase the level of Fund assets exposed to companies within the Fund’s benchmark index.

In addition to investing in equity securities issued by large cap companies, the Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act, in order to reduce cash balances in the Fund and increase the level of Fund assets exposed to large cap companies.

The Sub-Adviser determines the size of each position owned by the Fund by analyzing the tradeoffs among a number of factors, including the attractiveness of each position, its estimated impact on the risk of the overall portfolio and the expected cost of trading.

The Sub-Adviser determines the size of each position owned by the Fund by analyzing the tradeoffs among a number of factors, including the investment attractiveness of each position, its estimated impact on the risk of the overall portfolio and the expected cost of trading.

At the discretion of the Adviser or Sub-Adviser, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions, which may result in the Fund not achieving its investment objective.

Great Lakes Small Cap Opportunity Fund Investment Objectives and Principal Investment Strategies
	Target Fund (series of Northern Lights Fund Trust)	Acquiring Fund (series of Managed Portfolio Series)
Investment Objective	The Fund seeks to provide total return that exceeds the total return of the Russell 2000 Index over long-term market cycles.	The Fund seeks to provide total return.
Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in the common stock of small-capitalization companies, although it is currently anticipated that the Fund normally will invest at least 95% of its net assets in these companies. The Fund defines small-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the Russell 2000 Index (as of March 31, 2012, ranging from $27.31 million to $ 3.85 billion, with an average of $767.69 million). The Russell 2000 Index is an unmanaged index of the 2000 stocks ranked smaller in market capitalization than the largest 1000 stocks of the U.S. market.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization (“small cap”) companies, including common and preferred stocks and convertible securities.  It is currently anticipated that the Fund normally will invest at least 95% of its net assets in these companies.  The Fund considers a company to be a small cap company if it has a market capitalization, at the time of purchase, within the capitalization range of the Russell 2000® Index as of the date it was last reconstituted.  The market capitalizations within the index vary, but as of June 30, 2012, they ranged from approximately $12.6 million to $3.3 billion.

Although the Fund may from time to time emphasize smaller or larger capitalization companies within the range of the Russell 2000, as a result of the investment process discussed below, Great Lakes Advisors, LLC (the “Adviser”) anticipates that generally the Fund’s capitalization weightings will be similar to those of the Russell 2000 Index. The Fund’s investments primarily include common stocks of U.S.-based companies that are listed on a U.S. stock exchange, although the Fund may also invest in foreign-domiciled companies whose shares trade on a U.S. and/or Canadian stock exchange.

Although the Fund may from time to time emphasize smaller or larger capitalization companies within the range of the Russell 2000® Index, as a result of the investment process discussed below, the Adviser anticipates that generally the Fund’s weighted average market capitalization will be similar to that of the Russell 2000® Index. The Fund’s investments primarily include common stocks of U.S.-based companies that are listed on a U.S. stock exchange, although the Fund may invest up to 20% of its total assets in securities denominated in foreign currencies.

The Fund follows a “core” strategy in that it does intend not to exhibit a pronounced style bias towards either “growth” or “value.”  The Adviser’s proprietary investment process may tilt the Fund temporarily towards a particular style, but such tactical shifts are expected to even out over time.

The Fund follows a “core” strategy in that it is intended not to exhibit a pronounced style bias towards either “growth” or “value.”  The Adviser’s proprietary investment process may tilt the Fund temporarily towards a particular style, but such tactical shifts are expected to even out over time.

The Fund is actively managed using a fundamental process that incorporates both quantitative screening techniques and rigorous investment analysis, which, in the small cap universe, the Adviser believes can add value due to the lack of an efficient market.  Many listed securities have limited published research coverage, which may result in the market not fully assessing the value or growth prospects of the companies.

The Fund is actively managed using a fundamental process that incorporates both quantitative screening techniques and rigorous investment analysis.  The Adviser has designed its fundamental process to add value in the small cap universe which it believes lacks an efficient market.  Many listed securities have limited published research coverage, which may result in the market not fully assessing the value or growth prospects of the companies.

The Adviser seeks to invest in the securities of companies it believes are undervalued by the marketplace in relation to the company’s ability to generate attractive returns on capital.  Attractive returns can then be reinvested in growth opportunities or a return of capital to shareholder in the form of dividends, debt repayment, or share buybacks.  The Adviser considers measures such as price/book (P/B) ratio, price/sales (P/S) ratio, price/earnings (P/E) ratio, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s future cash flows.

The Adviser seeks to invest in the securities of companies it believes are undervalued by the marketplace in relation to the company’s ability to generate attractive returns on capital.  Attractive returns can then be reinvested in growth opportunities or a return of capital to shareholder in the form of dividends, debt repayment, or share buybacks.  The Adviser considers measures such as price/book (“P/B”) ratio, price/sales (“P/S”) ratio, price/earnings (“P/E”) ratio, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s future cash flows.

In addition to investing in common stocks, the Fund may invest in exchange traded funds (“ETF’s”) in order to reduce cash balances in the Fund and increase the level of Fund assets exposed to companies within the Fund’s benchmark index.

In addition to investing in equity securities of small cap companies, the Fund may invest in other investment companies, including exchange-traded funds (“ETFs”) to the extent permitted by the 1940 Act, in order to reduce cash balances in the Fund and increase the level of Fund assets exposed to small cap companies.

The Adviser determines the size of each position (i.e., stocks owned by the Fund) by analyzing the tradeoffs among a number of factors, including the attractiveness of each position, its estimated impact on the risk of the overall portfolio and the expected cost of trading.

The Adviser determines the size of each position (i.e., stocks owned by the Fund) by analyzing the trade-offs among a number of factors, including the investment attractiveness of each position, its estimated impact on the risk of the overall portfolio and the expected cost of trading.

Holdings are generally sold as they reach the Adviser’s valuation targets, or if the situation changes in an unexpected way which may permanently impair return prospects.  For example, situations can change due to management miss-steps or changes in the macro-economic environment.

Holdings are generally sold as they reach the Adviser’s valuation targets, or if the situation changes in an unexpected way which may permanently impair return prospects.  For example, situations can change due to management missteps or changes in the macro-economic environment.

At the discretion of the Adviser, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions, which may result in the Fund not achieving its investment objective.

The Funds’ Principal Investment Risks

Because the investment objectives and strategies of each Acquiring Fund are substantially similar to each corresponding Target Fund, the Acquiring Funds are subject to substantially identical investment risks of the corresponding Target Fund.  However, management of MPS has described the principal risks of the Acquiring Funds differently than management of the Trust has described the principal risks of the Target Funds.  In addition, management of MPS has included disclosure related to additional types of securities in which the Acquiring Funds may invest, broadened the discussion under foreign investing and has added currency risk disclosure related the Acquiring Funds’ expanded use of foreign securities.

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund.  An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program.

The following discussion describes the principal risks that are associated with each Target Fund and its corresponding Acquiring Fund.

Great Lakes Disciplined Equity Fund Principal Investment Risks
	Target Fund (series of Northern Lights Fund Trust)	Acquiring Fund (series of Managed Portfolio Series)
Principal Risks

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Sub-Adviser’s proprietary quantitative investment process.  The Sub-Adviser's assessment of the attractiveness and potential appreciation of particular investments in which the Fund invest may prove to be incorrect and there is no guarantee that the Sub-Adviser’s investment strategy will produce the desired results.

Management Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Adviser and Sub-Adviser cannot successfully implement the Fund’s investment strategies.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Company Risk: Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time.  The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company.  While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

No Corresponding Principal Risk Discussion

Large-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

No Corresponding Principal Risk Discussion

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed by the issuer.

No Corresponding Principal Risk Discussion

Convertible Securities Risk.  Convertible securities risk is the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

No Corresponding Principal Risk Discussion

Investment Company Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies.  When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses.

Risks Associated with Investing in ETFs: ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Sub-Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

ETF Risk.  The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  ETFs have management and other expenses.  The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

Foreign Investing:  The Fund may invest in foreign-domiciled companies whose regular shares trade on U.S. and Canadian stock exchanges.  While such firms must meet certain disclosure requirements, investing in foreign companies may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, expropriation, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

No Corresponding Principal Risk Discussion

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

Portfolio Turnover Risk: The Fund’s trading activity could increase its transaction costs (thereby lowering performance) and increase the amount of taxes that a shareholder may pay.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  When purchasing Fund securities through a broker, high portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund.

Great Lakes Small Cap Opportunity Fund Principal Investment Risks
	Target Fund (series of Northern Lights Fund Trust)	Acquiring Fund (series of Managed Portfolio Series)
Principal Risks

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Adviser’s proprietary investment process.  The Adviser’s assessment of the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Management Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Adviser and Sub-Adviser cannot successfully implement the Fund’s investment strategies.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Company Risk: Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time.  The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company.  While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Small Company Risk: Companies with smaller market capitalizations often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

Small-Cap Companies Risk.  The small cap companies in which the Fund invests may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies.  Therefore, these securities may be more volatile and less liquid than the securities of larger, more established companies.  Small cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Adviser wants to sell a large quantity of a small cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large cap companies.

No Corresponding Principal Risk Discussion

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

No Corresponding Principal Risk Discussion

Convertible Securities Risk.  Convertible securities risk is the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

No Corresponding Principal Risk Discussion

Investment Company Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies.  When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses.

Risks Associated with Investing in ETFs: ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

ETF Risk.  The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  ETFs have management and other expenses.  The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

Foreign Investing:  The Fund may invest in foreign-domiciled companies whose regular shares trade on U.S. and Canadian stock exchanges.  While such firms must meet certain disclosure requirements, investing in foreign companies may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, expropriation, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

No Corresponding Principal Risk Discussion

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

Portfolio Turnover Risk: The Fund’s trading activity could increase its transaction costs (thereby lowering performance) and increase the amount of taxes that a shareholder may pay.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  When purchasing Fund securities through a broker, high portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund.

E.

COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS

The Acquiring Funds’ fundamental investment limitations differ somewhat from those of the Target Funds.  In most cases, the differences between the Target Funds’ and the Acquiring Funds’ fundamental investment limitations are intended to harmonize the fundamental limitations amongst all of the funds managed by Great Lakes.  In other cases, the Acquiring Funds have adopted investment limitations that are either more or less restrictive than the investment limitations of the Target Funds; however, Great Lakes has represented that the differences in fundamental investment limitations are not expected to have an impact on the day-to-day management or risks of the Acquiring Funds.  The differences in the investment limitations between the Target Funds and the Acquiring Funds are set forth below.

Each Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.  A Fund may not:

Fundamental Limitation	Target Funds (series of Northern Lights Fund Trust)	Acquiring Funds (series of Managed Portfolio Series)	Differences
1. Concentrate

Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Invest in the securities of any one industry or group of industries if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

No material difference.  The Target Funds’ limitation provides further detail on their treatment of repurchase agreements, certain finance companies and utilities.  The Acquiring Funds’ language is consistent with the language of the other funds managed by Great Lakes.

2. Borrow Money	Borrow money or issue senior securities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies.

No material difference.  The Acquiring Funds detail the requirements of the 1940 Act regarding the amount a Fund can borrow and provide further detail on their treatment of certain transactions not subject to this restriction.  The Acquiring Funds’ language is consistent with the language of the other funds managed by Great Lakes.  The Target Funds have adopted a non-fundamental policy (see below) which limits its ability to pledge assets.

3. Make Loans	Make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time.	Make loans of money (except for the lending of a Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund).	No material difference. The Acquiring Funds’ fundamental limitation is worded slightly different from the Target Funds’ fundamental limitation by referencing practices permitted by the 1940 Act.
4. Use Margin

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions

		None.	The Acquiring Funds do not have a specific restriction regarding the use of margin. Such use is governed under the Acquiring Funds’ restriction “2. Borrow Money” above.
5. Underwrite Securities	Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act).

No material difference. The Acquiring Funds’ fundamental limitation is worded slightly different from the Target Funds’ fundamental limitation.
6. Invest in Commodities	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and/or SAI of the Funds.

Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

The Acquiring Funds’ fundamental limitation is worded slightly differently than the Target Funds’ in that it explicitly excepts from the limitation certain derivative instruments not detailed in the Target Funds’ limitation. The Acquiring Funds’ language is consistent with the language of the other funds managed by Great Lakes.  In addition, the revised language is interpreted by the Adviser to be identical to the investment limitation of the Target Fund and will have no practical effect on the way the Acquiring Funds are managed.

7. Invest in Real Estate

Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

No material difference.
8. Be Non-Diversified

Invest in the securities of any issuer if, immediately after such investment, less than 75% of the value of the total assets of a Fund are invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of a Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to 75% of a Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

No material difference.

Non-Fundamental Limitations

The Target Funds and Acquiring Funds have adopted non-fundamental investment limitations.  Where differences are noted between the Target Funds’ non-fundamental limitations and the Acquiring Funds’ non-fundamental limitations below, the Adviser believes the differences will not have a material impact on the way the Funds are managed or their risks.

Each Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval.

Non-Fundamental Limitation	Target Funds (series of Northern Lights Fund Trust)	Acquiring Funds (series of Managed Portfolio Series)	Differences
1. Pledge

The Target Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of each Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

None.

The Acquiring Funds have not adopted a similar non-fundamental policy, however this is not expected to impact the Acquiring Funds’ investment strategy.  In addition, the Acquiring Funds have a fundamental investment restriction regarding pledging.  See “2. Borrow Money” above.

2. Borrow	The Target Funds will not purchase any security while borrowings representing more than one third of its total assets are outstanding.	None.

The Acquiring Funds have not adopted a similar non-fundamental policy, however this is not expected to impact the Acquiring Funds’ investment strategy.  Under the 1940 Act, a fund with borrowings that exceed one third of its total assets has 3 business days to reduce its borrowing to less than one-third.

3. Purchase on Margin

The Target Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by each Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

None.

The Acquiring Funds have not adopted a similar non-fundamental policy, however this is not expected to impact the Acquiring Funds’ investment strategy.  In addition, the Acquiring Funds have a fundamental investment restriction limiting it to borrowing only from banks.  See “2. Borrow Money” above.

4. Illiquid Investments	The Target Funds will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

An Acquiring Fund may not hold more than 15% of the value of its net assets in illiquid securities.  Illiquid securities are those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued them.  Illiquid securities may include restricted securities not determined by the Board of Trustees of MPS to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

No material difference. The Acquiring Funds’ limitation provides further detail on illiquid securities.
5. Large Capitalization Company Investments

The Target Disciplined Equity Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large capitalization companies, as defined in the then current prospectus.  Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s policy.   The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

None.

The Acquiring Disciplined Equity Fund has not adopted a similar non-fundamental policy; however, this is not expected to impact its investment strategy.  Under the 1940 Act, because of the Acquiring Disciplined Equity Fund’s use of “equity” as part of its name, it would be required to provide shareholders with 60 days’ prior notice if it intends, under normal market conditions, to invest less than 80% of its net assets (plus any borrowings for investment purposes) in equity securities including common and preferred stocks and convertible securities.  In addition, the Acquiring Disciplined Equity Fund has adopted a principal investment strategy to invest at least 80% of its assets in common stocks issued by large-capitalization companies, although it is currently anticipated that it normally will invest at least 95% of its net assets in these companies.  This policy may be changed by the Board of Trustees of MPS without advanced notice to shareholders.

6. Small Capitalization Company Investments

The Target Small Cap Opportunity Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of small capitalization companies, as defined in the then current prospectus.  Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s policy.   The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

None.

The Acquiring Small Cap Opportunity Fund has not adopted a similar non-fundamental policy; however, this is not expected to impact its investment strategy.  The Acquiring Small Cap Opportunity Fund has instead adopted a principal investment strategy to, under normal market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies, including common and preferred stocks and convertible securities.  Under the 1940 Act, this policy may be changed by the Board of Trustees of MPS upon 60 days’ advanced notice to shareholders.

F.

COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES

The following table reflects current annual fund expense ratios for each Target Fund and corresponding Acquiring Fund as a percentage of the Fund’s daily net assets, both before (total) and after (net) expense waivers and reimbursements as of March  31, 2012.  The pro forma expenses show the anticipated effects, if any, of the Reorganizations on both total and net annual fund operating expenses of each Target Fund.  In all cases, the Acquiring Fund will have lower or equal net annual fund operating expenses than the corresponding class of the Target Fund.

	Class A/Investor Class		Class I/Institutional Class		Class Y/Institutional Class
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma

Disciplined Equity Fund
Total Annual Fund Expenses
Without the effect of waivers (gross)	1.28%	1.13%	1.03%	0.88%	0.93%	0.88%
With the effect of waivers (net)	0.90%(1)	0.80%(2)	0.65%(1)	0.55%(2)	0.55%(1)	0.55%(2)

Small Cap Opportunity Fund
Total Annual Fund Expenses
Without the effect of waivers (gross)	1.30%	1.21%%	1.05%	0.96%	-	-
With the effect of waivers (net)	1.24%(1)	1.21%	0.99%(1)	0.96%(2)	-	-

(1)

Great Lakes has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2013 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Target Funds may invest, or extraordinary expenses such as litigation) will not exceed 0.90%,0.65% and 0.55% of the daily average net assets attributable to each of the Class A, Class I and Class Y shares, respectively of the Target Disciplined Equity Fund and 1.24% and 0.99% of the daily average net assets attributable to each of the Class A and Class I shares, respectively of the Target Small Cap Opportunity Fund.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the foregoing expense limits, within three years of when the amounts were waived or reimbursed. This agreement maybe terminated by the Target Fund’s Board of Trustees on 60 days written notice to the Adviser.

(2)

Great Lakes has contractually agreed to reimburse the Acquiring Funds for their operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 0.80% of the average daily net assets of the Investor Class and 0.55% of the average daily net assets of the Institutional Class for the Acquiring Disciplined Equity Fund and 1.24% of the average daily net assets of the Investor Class and 0.99% of the average daily net assets of the Institutional Class for the Acquiring Small Cap Opportunity Fund.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of the Acquiring Funds’ Prospectus, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through December 31, 2014.  The Trust’s Board of Trustees (the “Board of Trustees”) must consent to the termination of the Operating Expense Limitation Agreement by the Adviser after one year from the effective date of this Prospectus, which consent shall not be unreasonably withheld.

Comparative Fee Tables

The comparative fee tables on the following pages are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund.  The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.  A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

The pro forma shareholder fees and operating expenses, which show the anticipated effects, if any, of the Reorganizations on both shareholder fees and operating expenses.  The “current” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on current actual expenses incurred by the Target Funds as of March 31, 2012.  The “pro forma” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on the projected expenses the Acquiring Funds are expected to incur going forward.

1.  Disciplined Equity Fund

	Class A/Investor Class		Class I/Institutional Class		Class Y/Institutional Class
Disciplined Equity Fund	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
Shareholder Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	5.00%	None	None	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase)	1.00%	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None	None	None

Annual Fund Operating Expenses
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.35%	0.25%	0.10%	0.00%	0.00%	0.00%
Other Expenses	0.33%	0.28%	0.33%	0.28%	0.33%	0.28%
Total Annual Fund Operating Expenses	1.28%	1.13%	1.03%	0.88%	0.93%	0.88%
Fee Waiver/Expense Reimbursement	-0.38%	-0.33%	-0.38%	-0.33%	-0.38%	-0.33%
Total Annual Fund Operating Expenses After Fee Waiver	0.90%(1)	0.80%(2)	0.65%(1)	0.55%(2)	0.55%(1)	0.55%(2)

(1)

Great Lakes has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2013 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Target Disciplined Equity Fund may invest, or extraordinary expenses such as litigation) will not exceed 0.90%,0.65% and 0.55% of the daily average net assets attributable to each of the Class A, Class I and Class Y shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Target Disciplined Equity Fund to the extent that overall expenses fall below the foregoing expense limits, within three years of when the amounts were waived or reimbursed. This agreement maybe terminated by the Trust’s Board of Trustees on 60 days written notice to the Adviser.

(2)

Great Lakes has contractually agreed to reimburse the Acquiring Target Disciplined Equity Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed [   ]% of the average daily net assets of the Investor Class and [   ]% of the average daily net assets of the Institutional Class for the Acquiring Disciplined Equity Fund.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of the Acquiring Target Disciplined Equity Funds’ Prospectus, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through December 31, 2014.  MPS’ Board of Trustees must consent to the termination of the Operating Expense Limitation Agreement by the Adviser after one year from the effective date of the Prospectus, which consent shall not be unreasonably withheld.

Example

The example below is intended to help you compare the cost of investing in the Disciplined Equity Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Disciplined Equity Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Disciplined Equity Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A/Investor Class		Class I/Institutional Class		Class Y/Institutional Class
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
Disciplined Equity Fund
1 Year	$587	$578	$66	$56	$56	$56
3 Years	$850	$810	$290	$248	$258	$248
5 Years	$1,133	$1,061	$532	$455	$478	$455
10 Years	$1,936	$1,778	$1,225	$1,054	$1,108	$1,054

2.  Small Cap Opportunity Fund

	Class A/Investor Class		Class I/Institutional Class
Small Cap Opportunity Fund	Current	Pro Forma	Current	Pro Forma
Shareholder Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	5.00%	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%
Other Expenses	0.45%	0.36%	0.45%	0.36%
Total Annual Fund Operating Expenses	1.30%	1.21%	1.05%	0.96%
Fee Waiver/Expense Reimbursement	-0.06%	0.00%	-0.06%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	1.24%(1)	1.21%(2)	0.99%(1)	0.96%(2)

(1)

Great Lakes has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2013 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Target Small Cap Opportunity Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.24% and 0.99% of the daily average net assets attributable to each of the Class A and Class I shares, respectively of the Target Small Cap Opportunity Fund.  Waivers and expense payments may be recouped by the Adviser from the Target Small Cap Opportunity Fund to the extent that overall expenses fall below the foregoing expense limits, within three years of when the amounts were waived or reimbursed. This agreement may be terminated by the Trust’s Board of Trustees on 60 days written notice to the Adviser.

(2)

Great Lakes has contractually agreed to reimburse the Acquiring Funds for their operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.24% of the average daily net assets of the Investor Class and 0.99% of the average daily net assets of the Institutional Class for the Acquiring Small Cap Opportunity Fund.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of the Acquiring Small Cap Opportunity Funds’ Prospectus, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through December 31, 2014.  MPS’ Board of Trustees must consent to the termination of the Operating Expense Limitation Agreement by the Adviser after one year from the effective date of the Prospectus, which consent shall not be unreasonably withheld.

Example

The example below is intended to help you compare the cost of investing in the Small Cap Opportunity Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Small Cap Opportunity Fund (paying the maximum sales charge) for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Small Cap Opportunity Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A/Investor Class		Class I/Institutional Class
	Current	Pro Forma	Current	Pro Forma
Small Cap Opportunity Fund
1 Year	$620	$617	$101	$98
3 Years	$886	$865	$328	$306
5 Years	$1,172	$1,131	$574	$531
10 Years	$1,984	$1,893	$1,277	$1,178

G.

PERFORMANCE INFORMATION

The information in this section shows you how each Target Fund has performed and illustrates the variability of a Fund’s returns over time.  The bar charts depict the Target Funds’ annual total return since inception of each Fund.  The tables below provide the average annual total return information for the Funds and their share classes, and include both before- and after-tax returns for select share classes.  Each Fund’s average annual returns since inception of the Fund are compared to the performance of an appropriate broad-based index.

The Acquiring Funds have not yet commenced operations and therefore have no performance history.  However, if the Reorganizations are approved by shareholders, each Acquiring Fund will acquire all of the assets, and assume all of the liabilities, of the corresponding Target Fund and will adopt the financial statements and performance history of the corresponding Target Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The performance of each class will vary from the after-tax returns show above as a result of sales loads, Rule 12b-1 fees and expenses.  In addition, after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or individual retirement accounts.

Past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

Great Lakes Disciplined Equity Fund

Class Y

Best Quarter	Worst Quarter
Q4 2010 11.35%	Q3 2011 (12.66)%

Year-to-Date as of March 31, 2012
12.59%

Average Annual Total Returns for the periods ended December 31, 2011
	One Year	Since Inception (6/1/2009)
Class Y Shares
Return Before Taxes	1.07%	13.05%
Return After Taxes on Distributions	(1.15)%	11.62%
Return After Taxes on Distributions and Sale of Fund Shares	0.73%	10.47%
Class I Shares
Return Before Taxes	1.02%	13.03%
Class A Shares(2)
Return Before Taxes	(4.27)%	10.48%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	14.12%

Great Lakes Small Cap Opportunity Fund

Class I

Best Quarter	Worst Quarter
Q2 2009 28.42%	Q3 2011 (22.77)%

Year-to-Date as of March 31, 2012
14.60%

Average Annual Total Returns for the periods ended December 31, 2011
	One Year	Since Inception (12/5/2008)
Class I Shares
Return Before Taxes	(0.35)%	22.42%
Return After Taxes on Distributions	(4.91)%	19.36%
Return After Taxes on Distributions and Sale of Fund Shares	1.10%	18.07%
Class A Shares
Return Before Taxes	(5.63)%	20.02%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(4.18)%	18.35%

H.

COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

Each Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the corresponding Target Fund, including telephone purchases and redemptions.  However, different third party service providers will process these transactions and provide these services.  Shares of each Acquiring Fund may be purchased and redeemed at the net asset value of the shares of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form.

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in the Funds by contacting your financial intermediary or by mailing a check or wiring money into your account.  The Acquiring Funds offer similar, but not identical, account minimums and automatic investment plan as the Target Funds.  The initial minimum and subsequent investments for each Acquiring Fund and account types are summarized below.

Acquiring Funds	Minimum Initial Investment	Subsequent Minimum Investment
Investor Class
Regular Accounts	$1,000	$500
Retirement Accounts	$500	$200
Institutional Class
All Accounts	$100,000	$100

Under the automatic investment plan (“AIP”), after your initial investment, you may authorize an Acquiring Fund to withdraw automatically from your personal checking or savings account on a monthly or quarterly basis at least $100 to invest in an Acquiring Fund.

Redemptions

You may redeem any or all of your shares in the Target Funds or, after the Reorganizations, the Acquiring Funds by writing or telephoning the Target Funds or Acquiring Funds, as well as by participating in the Funds’ systematic withdrawal plan.  Under the systematic withdrawal plan, you may redeem a specified amount of money from your account each month, quarter or year.  These payments are sent from your account to a designated bank account by ACH payment or by check to the account address on file.  Systematic withdrawals must be for at least $100.

Dividends and other Distributions

Each Acquiring Fund will have the same dividend and other distribution policy as the corresponding Target Fund.  Shareholders who have elected to have dividends and capital gain distributions reinvested in a Target Fund’s shares will continue to have dividends and capital gain distributions gains reinvested in the corresponding Acquiring Fund’s shares following the Reorganizations.

Fiscal Year

The Target Funds currently operate on a fiscal year ending March 31.  Following the Reorganization, each Acquiring Fund will assume the financial history of the corresponding Target Fund and will operate on a fiscal year ending March 31 of each year.

Legal Structures

As a technical matter of law, both the Trust and MPS are organized under a Delaware statute.  Many mutual funds in the United States use this form of organization.  The Target Funds and the Acquiring Funds and are also subject to federal regulation.  Further information about the Trust’s and MPS’ current trust structure is contained in each Fund’s prospectus and Statement of Additional Information, as well as in the Trust’s and MPS’ respective Governing Instruments and in Delaware law.

I.

COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which MPS intends to value the securities of the Acquiring Funds are very similar to the procedures used by the Trust to value the securities of the Target Funds.  In all cases where a price is not readily available and no other means are available for determining a price, both MPS and the Trust turn to their fair value procedures for guidance.  Applying MPS’ valuation policies after the Reorganizations to the Acquiring Funds is not expected to result in material differences in the Acquiring Funds’ NAVs compared to applying the Trust’s valuation policies to the Target Funds prior to the Reorganizations.  Material terms and differences between the policies of MPS and the Trust are described below.

Exchange Traded Securities or Securities Traded on an Automated Quotation System.  For both MPS and the Trust, securities that are traded on an exchange or an automated quotation system are valued using the last reported sales price on the principal exchange or system on which they are traded.  If a price is not readily available, the Trust prices the security using the most recently quoted bid price.  For MPS, if a price is not readily available, the security is priced at the mean of the most recently quoted bid and ask price.  For securities traded on NASDAQ, both the Trust and MPS use the NASDAQ Official Closing Price or if it is not available, the last sales price or if there is no trading on the valuation day, the mean between the bid and ask prices.

Over the Counter Securities.  For both MPS and the Trust, securities that are not traded on an exchange or an automated quotation system are valued using the last reported sales price.  However, if a price is not readily available, the Trust prices the security using the most recently quoted bid price.  For MPS, if a price is not readily available, MPS prices the security at the mean of the most recently quoted bid and ask price.

Money Market or Short-Term Instruments (with 60 days or less until maturity).  For both MPS and the Trust, money market instruments are valued at amortized cost.

Debt Securities.  For MPS, debt securities are valued using the mean between the closing bid and ask prices as determined by an independent pricing service.  For the Trust, securities are valued using the last reported sales price by an independent pricing service.  In the absence of a price from a pricing service, both MPS and the Trust will implement their respective fair value procedures.

Foreign Securities.  For both the Trust and MPS, foreign securities are priced in their local currencies as of the close of the primary exchange or market or the close of the New York Stock Exchange, whichever is earlier.  Foreign currencies are translated into U.S. dollars at the exchange rate as provided by a pricing service as of the close of the New York Stock Exchange.

Fair Value Determinations.  For MPS, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees when market quotations are not readily available.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The Board of Trustees of MPS will regularly evaluate whether the fair value pricing procedures continue to be appropriate in light of the specific circumstances and the quality of prices obtained through the application of such procedures by MPS’ valuation committee.

For the Trust, if market prices are not readily available, securities will be valued at their fair market as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.

J.

MANAGEMENT

The Adviser

Great Lakes Advisors, LLC.  Each Fund’s Adviser is Great Lakes Advisors, LLC, located at 222 South Riverside Plaza, 28th Floor, Chicago, Illinois 60606.  The Adviser is a wholly owned subsidiary of Wintrust Financial Corporation, a financial services holding company based in Lake Forest, Illinois, with assets over $15 billion.  Established in 1981, the Adviser is an SEC-registered investment adviser that provides investment advisory services to private clients, institutions and fiduciary accounts and is currently responsible for about $4.3 billion in assets under management.

The Adviser receives an annual advisory fee from each Fund at an annual rate of each Fund’s average annual daily net assets as indicated below.  For the fiscal year ended March 31, 2012, the Adviser received, after applicable fee waivers, (“Advisory Fee Received”), an advisory fee at an annual rate of each Fund’s average annual daily net assets as follows:

Funds	Annual Advisory Fee	Advisory Fee Received
Great Lakes Disciplined Equity Fund	0.60%	0.60%
Great Lakes Small Cap Opportunity Fund	0.60%	0.60%

Subject to the general oversight of the Board, the Adviser is directly responsible for making the investment decisions for Great Lakes Small Cap Opportunity Fund.

Subject to the general oversight of the Board and the Adviser, the Sub-Adviser makes the investment decisions for the Great Lakes Disciplined Equity Fund.  Advisory fees for services rendered by the Sub-Adviser are paid by the Adviser and not the Disciplined Equity Fund and are included in the “Advisory Fee Received” column above for the Disciplined Equity Fund.

The Sub-Adviser

The Adviser has engaged Advanced Investment Partners, LLC, located at 100 Main Street, Suite 301, Safety Harbor, Florida 34695, as the sub-adviser to the Disciplined Equity Fund.  The Sub-Adviser is an investment management firm specializing in active quantitative U.S. equity strategies. The Sub-Adviser manages assets for both institutional and private clients.  Pursuant to a Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a quarterly basis, an annual sub-advisory fee of 0.35% of the Disciplined Equity Fund’s average net assets at month-end.

Other Service Providers

First National Bank of Omaha, 1620 Dodge Street, Omaha, NE  68137, is the custodian of the Target Funds’ assets.  Gemini Fund Services, LLC, which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, serves as administrator, fund accountant, transfer agent and dividend disbursing agent for the Target Funds.  BBD, LLP, 1835 Market Street, 26th Floor Philadelphia, PA 19103, is the independent registered public accounting firm for the Target Funds and audits the financial statements and the financial highlights of the Target Funds.  Northern Lights Distributors, LLC, 450 Wireless Blvd., Hauppauge, New York 11788, serves as the Target Funds’ Distributor.

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as the Acquiring Funds’ administrator, transfer agent, and fund accountant. U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of USBFS, will serve as the custodian for the portfolio securities, cash and other assets of all of the Acquiring Funds.  Ernst & Young LLP, 220 South Sixth Street, Suite 400, Minneapolis, Minnesota 55402, has been selected as the Acquiring Funds’ independent registered public accounting firm and will audit the financial statements and the financial highlights of the Acquiring Funds.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 will serve as the Acquiring Funds’ Distributor.

K.

CAPITALIZATION

The tables set forth below as of as of November __, 2012 reflect: (1) the unaudited capitalization of each Target Fund and the unaudited capitalization of the corresponding Acquiring Fund, and (2) the unaudited pro forma combined capitalization of that Acquiring Fund assuming the Reorganization has been approved.  If the Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in each Target Fund and changes in net asset value per share.

Great Lakes Disciplined Equity Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Class A Shares	$[ ]	[ ]	[ ]
Class I Shares	$[ ]	[ ]	[ ]
Class Y Shares	$[ ]	[ ]	[ ]
Acquiring Fund
Investor Class Shares	0	0	0
Institutional Class Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Investor Class Shares	$[ ]	[ ]	$[ ]
Institutional Class Shares	$[ ]	[ ]	$[ ]

Great Lakes Small Cap Opportunity Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund
Class A Shares	$[ ]	[ ]	[ ]
Class I Shares	$[ ]	[ ]	[ ]
Acquiring Fund
Investor Class Shares	0	0	0
Institutional Class Shares	0	0	0
Pro Forma of Acquiring Fund (Target Fund + Acquiring Fund)
Investor Class Shares	$[ ]	[ ]	$[ ]
Institutional Class Shares	$[ ]	[ ]	$[ ]

L.

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan of Reorganization.  This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

Plan of Reorganization

The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided it is approved by a Target Fund’s shareholders.  The consummation of one Reorganization is not contingent on the consummation of the other Reorganization.  Thus, if one Target Fund’s shareholders do not approve the Plan of Reorganization with respect to that Fund, that Reorganization will not be effected, but the Reorganization of the other Target Fund will not be affected thereby.

Assuming that a Target Fund’s shareholders approve the Plan of Reorganization with respect thereto, the Reorganization involving that Fund will proceed as follows.  First, the Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund.  Immediately thereafter, the Target Fund will liquidate and distribute the shares received from the Acquiring Fund to its shareholders in exchange for their shares of the Target Fund, by class.  This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Target Fund and by crediting to each such account the shares due to the shareholder in the Reorganization.  The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization.  All of these transactions would occur as of the Closing Date.

Other Provisions

Each Reorganization is subject to a number of conditions set forth in the Plan of Reorganization.  Certain of these conditions may be waived by the Board of Trustees of the Trust and/or MPS.  Two significant conditions that may not be waived are (a) the receipt by the Trust and MPS of an opinion of counsel to MPS as to certain federal income tax aspects of the Reorganizations and (b) the approval of the Plan of Reorganization by shareholders of the Target Funds.  Under certain circumstances, the Plan of Reorganization may be terminated and the Reorganizations abandoned at any time prior to the Closing Date, before or after approval by the Target Funds’ shareholders, by the Board of Trustees of the Trust or MPS.  In addition, the Plan of Reorganization may be amended upon mutual agreement.  However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the Special Meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Target Funds.

M.

FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of each Reorganization, the Trust and MPS will receive an opinion of counsel to MPS to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, provided a Reorganization so qualifies, the Target Fund, the Acquiring Fund, and the Target Fund’s shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis of, and the holding period for, an Acquiring Fund’s shares received by each shareholder of the corresponding Target Fund in a Reorganization will be the same as the tax basis of, and the holding period for, the Target Fund’s shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the Acquiring Fund’s shares received, the Target Fund’s shares exchanged must have been held as capital assets by the shareholder).

Each Target Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code.  Accordingly, each Target Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders.  Note that because (1) for certain federal tax purposes, each Acquiring Fund will be treated just as the corresponding Target Fund would have been treated if there had been no Reorganization, with the result that, among other things, a Reorganization will not terminate a Target Fund’s taxable year and the part of its taxable year before the Reorganization will be included in the corresponding Acquiring Fund’s taxable year after the Reorganization, and (2) the Acquiring Funds will operate on a fiscal, and therefore taxable, year ending March 31 of each year, which is a continuation of the Target Funds’ taxable years ending March 31 of each year.

Provided that a Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally:

•

The participating Target Fund will not recognize any gain or loss as a result of the Reorganization;

•

A Target Fund shareholder will not recognize any gain or loss as a result of the receipt of the corresponding Acquiring Fund’s shares in exchange for such shareholder’s Target Fund shares pursuant to the Reorganization;

•

The tax basis in and holding period for the Target Fund’s assets will be maintained when transferred to the Acquiring Fund; and

•

A Target Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Target Fund shares held immediately before the Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

N.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganizations, the operations of the Acquiring Funds will be overseen by MPS’ Board of Trustees (the “MPS Board”).  The business of MPS is managed under the direction of the MPS Board in accordance with Governing Documents, which have been filed with the SEC.  The MPS Board consists of five individuals, four of whom are Independent Trustees.  The Trust’s Board of Trustees also consists of five Trustees, four of whom are Independent Trustees.  Pursuant to the Governing Documents of MPS, the MPS Board is responsible for the overall management of the MPS Trust, including general supervision and review of the investment activities of the Funds.  The MPS Board, in turn, elects the officers of the MPS Trust (i.e., President, a Secretary, a Treasurer, a Chief Compliance Officer and a Principal Financial Officer), who are responsible for administering the day-to-day operations of the MPS Trust and its separate series.  The MPS Board also retains the power to conduct, operate and carry on the business of MPS and have the power to incur and pay any expenses, which, in the opinion of the MPS Board, are necessary or incidental to carry out any of MPS’ purposes.  The Board of Trustees of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Trust.  The Trustees, officers, employees and agents of MPS, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of MPS and their principal occupation over the last five years.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 64	Trustee	Indefinite Term; Since April 2011	15	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	None
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Trustee	Indefinite Term; Since April 2011	15	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee ETF Series Solutions (1 Portfolio) (2012-Present)
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Trustee	Indefinite Term; Since April 2011	15	Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Anchor Bancorp Wisconsin, Inc. (2011-present) Independent Trustee ETF Series Solutions (1 Portfolio) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since April 2011	15	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	None
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Chairman, and Trustee	Indefinite Term; Since January 2011	15	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Robert M. Slotky 2020 E. Financial Way, Suite 100 Glendora, CA 91741 Age: 65	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 39	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Angela L. Pingel, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Secretary	Indefinite Term; Since January 2011	N/A

Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010); Assistant Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2004-2007).

N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 39	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Compliance Officer, U.S. Bancorp Fund Services, LLC (2005-present)	N/A

* Mr. Kern is an “interested person” of MPS as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Acquiring Funds’ principal underwriter.

O.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Investment Adviser(s)

Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of the Trust has made any purchases or sales of securities of the Adviser, the Sub-Adviser or any of their respective affiliated companies.

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines.  The Funds do not execute portfolio transactions through affiliated brokers.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Target Funds at the close of business on the Record Date November__, 2012 will be entitled to be present and vote at the Meeting.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  As of that date, the following shares of the Target Funds were outstanding:

Fund	Class A Shares	Class I Shares	Class Y Shares
Great Lakes Disciplined Equity Fund
Great Lakes Small Cap Opportunity Fund			–

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Target Fund or Class of a Target Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of each Target Fund is deemed to be an “affiliated person” of the Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Target Fund.

As of November __, 2012, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of each Target Fund.  As of November __, 2012, the following shareholders were considered to be either a control person or an affiliated person of the Target Funds:

Fund	Shareholder and Address	Percentage of Fund Owned
Great Lakes Disciplined Equity Fund Class A Shares

Great Lakes Disciplined Equity Fund Class I Shares

Great Lakes Disciplined Equity Fund Class Y Shares

Great Lakes Small Cap Opportunity Fund Class A Shares

Great Lakes Small Cap Opportunity Fund Class I Shares

P.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Q.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, New York 11788.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

R.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

S.

SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person.  At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting.  Should you require additional information regarding the proxy or replacement proxy cards, you may contact the Funds at 1-877-942-8434.

The Adviser expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of the Adviser and its affiliates or a proxy solicitation vendor that may be engaged by the Adviser at a later date.  The Adviser will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted FOR the proposal.

T.

QUORUM AND REQUIRED VOTE FOR THE TARGET FUNDS

The presence in person or by proxy of the holders of record of one-third of the shares of a Target Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.  The approval of the Plan of Reorganization with respect to a Target Fund requires the affirmative vote of a majority of its shares voted at the Special Meeting, either in person or by proxy.  Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Abstentions and “broker non-votes” will not be counted for or against the proposal and will have no effect on the result of the vote, although they will be counted for purposes of determining whether a quorum is present. Broker non-votes are shares held in street names for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

The Adviser and its affiliates have the authority to vote on the Proposal from certain shareholders of record of each Target Fund.  The Adviser and its affiliates intend to vote such proxies FOR the proposal.

The closing date for the Reorganizations is set to be on or about December 14, 2012, pending shareholder approval.

U.

HOUSEHOLDING

To reduce the amount of mail you receive from us, we are delivering a single copy of the proxy statement to investors who share an address, even if their accounts are registered under different names. An additional copy of this proxy statement may be obtained by calling the Funds toll-free at 877.942.8434 or writing to the Funds c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. To change your current election regarding the delivery of Fund documents, please contact the Funds toll-free at 877.942.8434 or write to the Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, or contact your financial intermediary.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of this ___ day of November, 2012, by and among MANAGED PORTFOLIO SERIES, a Delaware statutory trust, with its principal place of business at 615 E. Michigan Street, Milwaukee, WI 53202 (“New Trust”), on behalf of its series, Great Lakes Disciplined Equity Fund (“New Disciplined Equity Fund”) and Great Lakes Small Cap Opportunity Fund (“New Small Cap Opportunity Fund”) (each, a “New Fund” and collectively, the “New Funds”), NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust, with its principal place of business at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (“Old Trust”), on behalf of its series, Great Lakes Disciplined Equity Fund (“Old Disciplined Equity Fund”) and Great Lakes Small Cap Opportunity Fund (“Old Small Cap Opportunity Fund”) (each, an “Old Fund” and collectively, the “Old Funds”), and, solely for purposes of paragraph 6, GREAT LAKES ADVISORS, LLC,  the investment manager to the New Funds and the Old Funds (“Great Lakes”) with its principal place of business at 222 South Riverside Plaza, 28th Floor, Chicago, Illinois 60606.  (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and each New Fund and Old Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on behalf of a Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each New Fund and Old Fund wish to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations (“Regulations” Section 1.368-2(g)).  The reorganization will involve each Old Fund converting from a series of Old Trust to a series of New Trust by (1) transferring all its assets to a New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving Old Funds and New Funds being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Funds that are series thereof and, in the case of Old Funds, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Old Disciplined Equity Fund currently offers three classes of shares, designated Class A shares, Class I shares and Class Y shares (“Old Disciplined Equity Fund Class A Shares,” “Old Disciplined Equity Fund Class I Shares” and “Old Disciplined Equity Fund Class Y Shares,” and collectively, “Old Disciplined Equity Fund Shares”).  New Disciplined Equity Fund will have two classes of shares, which will be designated Institutional Class shares and Investor Class shares (“New Disciplined Equity Fund Investor Class Shares” and “New Disciplined Equity Fund Institutional Class Shares” and collectively, “New Disciplined Equity Fund Shares”).  The Class A Old Disciplined Equity Fund Shares have substantially similar characteristics to the Investor Class New Disciplined Equity Fund Shares.  Other than a higher Distribution and/or Service (12b-1) Fee, the Class I Old Disciplined Equity Fund Shares have substantially similar characteristics to the Institutional Class New Disciplined Equity Fund Shares.  Other than a higher Minimum Initial Investment, the Class Y Old Disciplined Equity Fund Shares have substantially similar characteristics to the Institutional Class New Disciplined Equity Fund Shares.

Old Small Cap Opportunity Fund currently offers two classes of shares, designated Class A shares and Class I shares (“Old Small Cap Opportunity Fund Class A Shares” and “Old Small Cap Opportunity Fund Class I Shares” and collectively, “Old Small Cap Opportunity Fund Shares”).  New Small Cap Opportunity Fund will have two classes of shares, which will be designated Institutional Class shares and Investor Class shares (“New Small Cap Opportunity Fund Investor Class Shares” and “New Small Cap Opportunity Fund Institutional Class Fund Shares,” and collectively, “New Small Cap Opportunity Fund Shares”). The Class A Old Small Cap Opportunity Fund Shares have substantially similar characteristics to the Investor Class New Small Cap Opportunity Fund Shares and the Class I Old Small Cap Opportunity Fund Shares have substantially similar characteristics to the Institutional Class New Small Cap Opportunity Fund Shares.

(Old Disciplined Equity Fund Shares and Old Small Cap Opportunity Fund Shares are collectively referred to herein as “Old Fund Shares” and New Disciplined Equity Fund Shares and New Small Cap Opportunity Fund Shares are collectively referred to herein as “New Fund Shares.”)

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.

PLAN OF REORGANIZATION AND TERMINATION

1.1.

Subject to the requisite approval of each Old Fund’s shareholders and the terms and conditions set forth herein, each Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the corresponding New Fund.  In exchange therefore:

(a)

New Disciplined Equity Fund shall:

(i)

Issue and deliver to Old Disciplined Equity Fund the number of full and fractional (1) New Disciplined Equity Fund Investor Class Shares equal to the number of full and fractional Old Disciplined Equity Fund Class A Shares then outstanding; (2)  New Disciplined Equity Fund Institutional Class Shares equal to the number of full and fractional Old Disciplined Equity Fund Class I Shares then outstanding; and (3) New Disciplined Equity Fund Institutional Class Shares equal in value to the value of the Old Disciplined Equity Fund Class Y Shares then outstanding (all references herein to “fractional” shares meaning fractions rounded to the third decimal place); and

(ii)

Assume all of Old Disciplined Equity Fund’s liabilities as described in paragraph 1.3 (“Liabilities”); and

(b)

and New Small Cap Opportunity Fund shall:

(i)

Issue and deliver to Old Small Cap Opportunity Fund the number of full and fractional (1) New Small Cap Opportunity Fund Investor Class Shares equal to the number of full and fractional Old Small Cap Opportunity Fund Class A Shares then outstanding and (2)  New Small Cap Opportunity Fund Institutional Class Shares equal to the number of full and fractional Old Small Cap Opportunity Fund Class I Shares then outstanding (all references herein to “fractional” shares meaning fractions rounded to the third decimal place); and

(ii)

Assume all of Old Small Cap Opportunity Fund’s liabilities as described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2

The Assets shall consist of all assets and property of every kind and nature of an Old Fund at the Effective Time (as defined in paragraph 2.1), including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and any deferred and prepaid expenses shown as assets on Old Fund’s books.  Each Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3

The Liabilities shall consist of all of an Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Great Lakes pursuant to paragraph 6.  Notwithstanding the foregoing, each Old Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than the obligations set forth in this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4

At or before the Closing, each New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), each Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) or (b) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in each case in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on each New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account, except for Shareholders holding Old Disciplined Equity Fund Class Y Shares, shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares held by such Shareholder at the Effective Time, by class.  Shareholders holding Old Disciplined Equity Fund Class Y Shares will receive New Disciplined Equity Fund Institutional Class Shares equal in aggregate net asset value to the Old Disciplined Equity Fund Class Y Shares that the Shareholder owned at the Effective Time.  The aggregate net asset value (“NAV”) of each New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares held by such Shareholder at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5

Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6

Any reporting responsibility of an Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of that Old Fund, provided, however, that each New Fund shall be responsible for filing any tax return covering a period that includes any period after the date of the Closing..

1.7

After the Effective Time, each Old Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, each Old Fund shall be terminated as a series of Old Trust.

2.

CLOSING AND EFFECTIVE TIME

2.1

Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern time) on December 14, 2012 (“Effective Time”).  The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2

Old Trust shall cause the custodian of each Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to New Trust (or to its custodian (“New Custodian”), if New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for each New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of Old Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by Old Trust, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3

Old Trust shall deliver, or shall direct its transfer agent to deliver, to New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Old Fund Shares, by Fund and by class, that each such Shareholder owns, at the Effective Time, certified by Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on each New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s accounts on those records.

2.4

Old Trust shall deliver to New Trust, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, which is being carried on each Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.

2.5

At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it has made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.

REPRESENTATIONS AND WARRANTIES

3.1

Old Trust, on Old Funds’ behalf, represents and warrants to New Trust, on New Funds’ behalf, as follows:

(a)

Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Statutory Trust”), that is duly created, validly existing, and in good standing under the laws of the Delaware (“Delaware”), and its Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009 (“Old Trust Declaration”) and/or the Trust’s Certificate of Trust dated January 19, 2005, and each Certificate of Amendment thereto is on file with the Delaware Secretary of State; (2) is duly registered under the 1940 Act as an open-end management investment company; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)

Each Old Fund is a duly established and designated series of Old Trust;

(c)

The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to each Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)

At the Effective Time, Old Trust will have good and marketable title to the Assets for each Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on a New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) except securities that are restricted to resale by their terms;

(e)

Old Trust, with respect to each Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Old Trust Declaration or Old Trust’s By-Laws, effective as of January 19, 2005, as amended December 14, 2009 (“Old Trust’s Amended and Restated Bylaws”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on an Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on an Old Fund’s behalf, is a party or by which it is bound;

(f)

At or before the Effective Time, either (1) all material contracts and other commitments of an Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or a New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)

No litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to an Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Trust, on each Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation, and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)

Each Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended March 31, 2012, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and present fairly, in all material respects, each Old Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of either Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)

Since March 31, 2012, there has not been any material adverse change in an Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, nor any incurrence by Old Fund of indebtedness (except indebtedness incurred in connection with certain investments, contracts including options, futures, forward and swap contracts) maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities that Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)

All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of each Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been filed and, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)

Each Old Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations § 301.7701-3; each Old Fund is a “fund” (as defined in section 851(g)(2)) eligible for treatment as a separate corporation under section 851(g)(1)); for each taxable year of its operation, each Old Fund has met  the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has elected to be treated as such; each Old Fund has been eligible to and has computed its federal income tax under section 852; each Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and each Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)

All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and neither Old Fund has outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)

Each Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)

Each Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

 (o)

Old Funds’ current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p)

The information furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (as defined in paragraph 3.3(a)) (other than written information provided by New Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)

The Old Trust Declaration permits Old Trust to invest, sell and reinvest in contracts for the future acquisition or delivery of fixed income or other securities and securities of every nature and kind; Old Trust does not have a fixed pool of assets; and each series thereof (including Old Funds) is a managed portfolio of securities, and Great Lakes has the authority to buy and sell securities for Old Funds;

(r)

Old Funds’ investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to New Trust; and

(s)

The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2

New Trust, on New Funds’ behalf, represents and warrants to Old Trust, on Old Funds’ behalf, as follows:

(a)

New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Certificate of Trust dated January 27, 2011, and/or the Amended and Restated Agreement and Declaration of Trust dated May 4, 2011 (“New Trust Declaration”) is on file with Delaware Secretary of State, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)

At the Effective Time, each New Fund will be a duly established and designated series of New Trust; neither New Fund has commenced operations and will not do so until after the Closing; and, immediately before the Closing, each New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time), liabilities, employees or business activities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

(c)

The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to each New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)

Except for the Initial Shares (as defined in paragraph 5.5 and pursuant to paragraph 1.4), before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by each New Fund;

(e)

No consideration other than New Fund Shares (and each New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)

New Trust, with respect to each New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the New Trust Declaration or New Trust’s Bylaws, effective May 4, 2011 (“New Trust’s Bylaws”), or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)

No litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to each New Fund or any of its properties or assets attributable or allocable to a New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and each New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h)

Each New Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations §301.7701-3; each New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; each New Fund will be a “fund” (as defined in section 851(g)(2)), eligible for treatment as a separate corporation under section 851(g)(1), and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; each New Fund expects to meet the requirements of Subchapter M of the Code for qualification as a RIC for the taxable year in which the Reorganization occurs; each New Fund will elect to be treated as such and expects to be eligible to compute its federal income tax under section 852 for such taxable year; and each New Fund intends to continue to meet all of the requirements of Subchapter M for qualification as a RIC, to elect to be treated as such, and to be eligible to and to so compute its federal income tax, for the taxable year following that in which the Reorganization occurs;

(i)

The New Fund Shares to be issued and delivered to each Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j)

There is no plan or intention for each New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

 (k)

Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l)

The information furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(m)

The New Trust Declaration permits New Trust to invest, sell and reinvest in contracts for the future acquisition or delivery of fixed income or other securities and securities of every nature and kind; New Trust does not have a fixed pool of assets; and each series thereof (including each New Fund after it commences operations) is (or will be) a managed portfolio of securities, and Great Lakes has the authority to buy and sell securities for each of them.

3.3

Each Investment Company, on each of its Fund’s behalf, represents and warrants to the other Investment Company, on each of its Fund’s behalf, as follows:

(a)

No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on each of its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Old Trust’s filing with the Commission of a proxy statement on Form 14A (the “Proxy”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)

The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)

The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)

The fair market value of the Assets will equal or exceed the Liabilities to be assumed by each New Fund and those to which the Assets are subject;

(e)

None of the compensation received by any Shareholder who is an employee of a service provider to Old Funds will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)

No expenses incurred by an Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by a New Fund, Great Lakes, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to an Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)

Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) each New Fund will hold the same assets – except for assets used to pay Fund expenses – and be subject to the same liabilities that an Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) each Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.

COVENANTS

4.1

Old Trust covenants to call a meeting of Old Funds’ shareholders to consider and act on this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2

Old Trust covenants that it will assist New Trust in obtaining such information as the New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3

Old Trust covenants that it will turn over its books and records pertaining to each Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4

Each Investment Company covenants to cooperate with the other in preparing the Proxy in compliance with applicable federal and state securities laws.

4.5

Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s) the other Investment Company deems necessary or desirable in order to vest in, and confirm to (a) New Trust, on each New Fund’s behalf, title to and possession of all the Assets, and (b) Old Trust, on each Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6

New Trust covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act, the 1940 Act in order to commence and continue each New Fund’s operations after the Effective Time.

4.7

Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.

CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that must be satisfied at or before the Effective Time:

5.1

This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by each Old Fund’s shareholders at the Shareholders Meeting;

5.2

All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3

At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4

The Investment Companies shall have received an opinion of Bernstein, Shur, Sawyer & Nelson, P.A. (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)

The transfer to a New Fund of the Assets of an Old Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities, followed by Old Fund’s distribution of such New Fund shares pro rata to the Shareholders in exchange for their Old Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)

Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)

New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)

New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)

A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)

A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)

The Reorganization will not result in the termination of Old Fund’s taxable year, and pursuant to Section 381 of the Code and Treasury Regulations thereunder, New Fund will succeed to and take into account the items of Old Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder ..

Notwithstanding subparagraphs (b), (d) and (e), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on Old Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes upon transfer, notwithstanding generally applicable non-recognition rules;

5.5

Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one Institutional Class New Fund Share and one Investor Class New Fund Share of each New Fund (“Initial Shares”) to Great Lakes or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as each New Fund’s sole shareholder;

5.6

New Trust, on each New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Great Lakes or its affiliate as each New Fund’s sole shareholder; and

5.7

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.

EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Great Lakes shall bear all Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Funds’ prospectus and Old Funds’ proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).  Excluded from the foregoing list of Reorganization Expenses, however, are brokerage fees, travel expenses, and other similar expenses incurred in connection with the Reorganization, unless such expenses are expressly identified herein as Reorganization Expenses or all parties to this Agreement agree to treat them as such.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

7.

ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY

7.1

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing; provided, however, that the covenants to be performed after the Closing, and the obligations of New Trust, on behalf of the New Funds, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

7.2

Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Funds and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.

8.

TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1

By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before January 1, 2013, or such other date as to which the Investment Companies agree; or

8.2

By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.

AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time and in any manner on which they mutually agree in writing, notwithstanding each Old Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests and provided that no such amendment shall waive or modify the conditions set forth in paragraphs 5.1 and 5.4.

10.

SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.

MISCELLANEOUS

11.1

This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2

Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Funds’ behalf, or Old Trust, on Old Funds’ behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3

Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Funds but are only binding on and enforceable against its property attributable to and held for the benefit of each of its Funds (“Fund Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or each of its Fund’s behalf, shall look only to the Fund Property of the other Investment Company in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST, on behalf of Old Funds

By:

Andrew Rogers

President

MANAGED PORTFOLIO SERIES, on behalf of New Funds

By:

James R. Arnold

President

Solely for purposes of paragraph 6,
GREAT LAKES ADVISORS, LLC

By:

Thomas R. Kiley

Chief Executive Officer

[form of ballot to be supplied]